SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) March 1, 2005
              ----------------------------------------------------

                        PAPERFREE MEDICAL SOLUTIONS, INC.
                     (formerly Crown Medical Services, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                    (Address of principal executive offices)

                           William L. Sklar, President
                        PaperFree Medical Solutions, Inc.
                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                     (Name and address of agent for service)

                                 (765) 456-1089
          (Telephone number, including area code of agent for service)



 SECTION 2 - FINANCIAL INFORMATION

 ITEM 2.02  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         Effective March 1, 2005, PaperFree Medical Solutions, Inc., a Nevada corporation (the "Company") entered into an Agreement and Plan of Reorganization (the "Agreement") among KMS Computer Services, Inc., an Indiana corporation ( "KMS") and Kim Allbaugh, the majority security holder of KMS ("Shareholder").

         Upon the terms and subject to the conditions of the Agreement, all security holders of KMS will exchange all of the shares of KMS's common stock ("Certificates") for a specified number of shares of PaperFree's common stock ("PaperFree Securities"), to be issued, making KMS a wholly-owned subsidiary of PaperFree.


 SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

         None.

Exhibits

         99 - Agreement and Plan of Reorganization (without exhibits)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAPERFREE MEDICAL SOLUTIONS, INC.

                                          By: /s/William L. Sklar
                                             ---------------------------------
                                              William L. Sklar, President

Date:  March 9, 2005



                                   EXHIBIT 99


                      AGREEMENT AND PLAN OF REORGANIZATION

                                      among

                        PAPERFREE MEDICAL SOLUTIONS, INC.

                           KMS COMPUTER SERVICES, INC.

                                       and

                                  KIM ALLBAUGH


                            Dated as of March 1, 2005




                                TABLE OF CONTENTS

                                                                                                                 PAGE
ARTICLE I         THE EXCHANGE....................................................................................4
   SECTION 1.01.  The Exchange....................................................................................4
   SECTION 1.02.  Effective Time; Closing.........................................................................4
   SECTION 1.03.  Effect of the Exchange..........................................................................5
ARTICLE II        DELIVERY OF SECURITIES; EXCHANGE OF CERTIFICATES................................................5
   SECTION 2.01.  Delivery of Securities..........................................................................5
   SECTION 2.02.  Exchange of Certificates........................................................................5
   SECTION 2.03.  Stock Transfer Books............................................................................6
   SECTION 2.04.  Stock Options of KMS............................................................................6
ARTICLE III         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................6
   SECTION 3.01.  Organization and Qualification; Subsidiaries....................................................6
   SECTION 3.02.  Certificate of Incorporation and By-Laws........................................................7
   SECTION 3.03.  Capitalization..................................................................................7
   SECTION 3.04.  Authority Relative to this Agreement............................................................7
   SECTION 3.05.  No Conflict; Required Filings and Consents......................................................7
   SECTION 3.06.  Permits; Compliance.............................................................................5
   SECTION 3.07.  Absence of Certain Changes or Events............................................................8
   SECTION 3.08.  Absence of Litigation...........................................................................8
   SECTION 3.09.  Employee Benefit Plans; Labor Matters...........................................................8
   SECTION 3.10.  Contracts.......................................................................................6
   SECTION 3.11.  Environmental Matters...........................................................................9
   SECTION 3.12.  Trademarks, Patents and Copyrights.............................................................10
   SECTION 3.13.  Taxes..........................................................................................10
   SECTION 3.14.  State Takeover Statutes........................................................................10
   SECTION 3.15.  Brokers........................................................................................10
ARTICLE IV          REPRESENTATIONS AND WARRANTIES OF PAPERFREE...................................................8
   SECTION 4.01.  Organization and Qualification; Subsidiaries...................................................11
   SECTION 4.02.  Certificate of Incorporation and By-Laws.......................................................11
   SECTION 4.03.  Capitalization.................................................................................11
   SECTION 4.04.  Authority Relative to This Agreement...........................................................12
   SECTION 4.05.  No Conflict; Required Filings and Consents.....................................................13
   SECTION 4.06.  Permits; Compliance............................................................................13
   SECTION 4.07.  Stock Option Plan..............................................................................13
   SECTION 4.08.  Absence of Certain Changes or Events...........................................................14
   SECTION 4.09.  Absence of Litigation..........................................................................14
   SECTION 4.10.  Employee Benefit Plans.........................................................................14
   SECTION 4.11.  Contracts......................................................................................14
   SECTION 4.12.  Environmental Matters..........................................................................15
   SECTION 4.13.  Trademarks, Patents and Copyrights.............................................................15
   SECTION 4.14.  Taxes.........................................................................................152
   SECTION 4.15.  Accounting and Tax Matters.....................................................................15
   SECTION 4.16   Brokers........................................................................................12
   SECTION 4.17.  Ownership of MD PaperFree Software.............................................................16
ARTICLE V         CONDUCT OF BUSINESSES PRIOR TO CLOSING.........................................................16
   SECTION 5.01.  Conduct of Business by the Company Pending the Exchange........................................16
   SECTION 5.02.  Conduct of Business by PaperFree Pending the Exchange..........................................17
ARTICLE VI          ADDITIONAL AGREEMENTS........................................................................18
   SECTION 6.01.  Filing of Form 8-K.............................................................................18
   SECTION 6.02.  Filing of Amended Form 8-K.....................................................................18
   SECTION 6.03.  Preparation of Disclosure Statement............................................................18
   SECTION 6.04.  Access to Information; Confidentiality.........................................................18
   SECTION 6.05.  Change of Corporate Name.......................................................................19
   SECTION 6.06.  Application to Standard & Poor's...............................................................19
   SECTION 6.07.  Filing of Second Amended Form 8-K..............................................................19
   SECTION 6.08.  Further Action; Consents; Filings..............................................................19
   SECTION 6.09.  Board of  Directors and Officers of the Company................................................19
   SECTION 6.10.  Public Announcements...........................................................................19
   SECTION 6.11.  Conveyance Taxes...............................................................................19
   SECTION 6.12.  Personal Guarantees............................................................................19
   SECTION 6.13.  Capital Funding................................................................................19
   SECTION 6.14.  Employment Agreement...........................................................................20
   SECTION 6.15.  Acquisition of DBC Corporation.................................................................20
   SECTION 6.16  Security Agreement..............................................................................16
   SECTION 6.17  Note Payable....................................................................................16
   SECTION 6.18  Finance Committee...............................................................................16
   SECTION 6.19  Effect of Failure of Completion of Additional Agreements........................................17
   SECTION 6.20.  Lease..........................................................................................17
   SECTION 6.21.  Payment of Compensation to Counsel for KMS.....................................................17
ARTICLE VII         CONDITIONS TO THE EXCHANGE...................................................................21
   SECTION 7.01.  Conditions to the Obligations of Each Party....................................................21
   SECTION 7.02.  Conditions to the Obligations of PaperFree.....................................................21
   SECTION 7.03.  Conditions to the Obligations of KMS...........................................................23
ARTICLE VIII        GENERAL PROVISIONS...........................................................................24
   SECTION 8.01.  Non-Survival of Representations, Warranties and Agreements.....................................24
   SECTION 8.02.  Notices........................................................................................24
   SECTION 8.03.  Certain Definitions............................................................................25
   SECTION 8.04.  Severability...................................................................................25
   SECTION 8.05.  Assignment; Binding Effect; Benefit............................................................25
   SECTION 8.06.  Incorporation of Documents and Exhibits........................................................25
   SECTION 8.07.  Specific Performance...........................................................................25
   SECTION 8.08  Situs, Jurisdiction and the Governing Law.......................................................23
   SECTION 8.09.  Headings.......................................................................................25
   SECTION 8.10.  Counterparts...................................................................................26
   SECTION 8.11.  Entire Agreement...............................................................................26


EXHIBITS

     A - Certificates to be Exchanged
     B - Exceptions to Representations and Warranties of KMS Computer Services,
         Inc.
     C - Exceptions to Representations and Warranties of PaperFree Medical
         Solutions, Inc.
     D - Form of Officer's Certificate of PaperFree concerning
         accuracy.
     E - Form of Officer's Certificate of KMS Computer Services, Inc.
         concerning accuracy.
     F - Form of Investment Agreement
     G - 2004 Directors, Officers and Consultants Stock Option, Stock Warrant
         and Stock Award Plan
     H - Capital Funding Schedule
     I - Terms of Employment Agreements
     J - KMS note payable.
     K - Security Agreement

                      AGREEMENT AND PLAN OF REORGANIZATION

..........AGREEMENT AND PLAN OF REORGANIZATION dated as of  March 1, 2005
(this "Agreement") among PAPERFREE MEDICAL SOLUTIONS, INC., a Nevada corporation ("PaperFree"), KMS COMPUTER SERVICES, INC., an Indiana corporation ( "KMS") and KIM ALLBAUGH, the majority security holder of KMS ("Shareholder").

                               W I T N E S S E T H

..........WHEREAS, upon the terms and subject to the conditions of this
Agreement, all security holders of KMS will exchange all of the shares of KMS's common stock ("Certificates") for a specified number of shares of PaperFree' common stock ("PaperFree Securities"), to be issued, making KMS a wholly-owned subsidiary of PaperFree (generally, the "Exchange"; further defined herein) (the Certificates and the PaperFree Securities hereinafter shall be referred to as the "Exchange Consideration");

..........WHEREAS, the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, and under the applicable securities laws of each state or jurisdiction where security holders of KMS reside;

..........WHEREAS, for federal income tax purposes, the Exchange is intended to qualify as a reorganization under the provisions of
section 368(a)(1)(B) of the United States Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, KMS is an Indiana Corporation, whose principal office address is 121 West Sycamore Street, Kokomo, IN 46901, is in the business of providing medical billing services and is in the business of providing hosted electronic medical record solutions and practice management solutions, doing business as KMS Computer Services, Inc. and KMS Medical Billing;

         WHEREAS, PaperFree (formerly Crown Medical Solutions, Inc. and Link Media Publishing, Limited) is a Nevada Corporation, whose common share trading is reported by the over-the-counter bulletin board and is in the business of licensing its MD PaperFree software;

         WHEREAS Crown Medical Solutions, Inc (Delaware) ("Delaware Subsidiary"), is a Delaware Corporation, wholly owned by PaperFree, and is in the business of marketing software solutions to medical practitioners; and

..........NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, PaperFree, KMS and Shareholder hereby agree as follows:


                              ARTICLE ITHE EXCHANGE

..........SECTION 1.01.  The Exchange.  Upon the terms and subject to the conditions set forth in Article VII, at the Closing (as defined below in Section 1.02), as a result of the Exchange, KMS will become a wholly owned subsidiary of PaperFree.

..........SECTION 1.02.  Closing.  Upon execution of this Agreement, the parties hereto shall cause the Exchange to be consummated by;

...................(a) Shareholder delivering to PaperFree, or its representatives, the Certificates of KMS, duly endorsed (or with duly executed stock powers) so as to make PaperFree the sole owner thereof, free and clear of all claims and encumbrances, except as specifically assumed by PaperFree; and

...................(b) PaperFree, delivering to Shareholder, or its representatives, the PaperFree Securities duly endorsed (or with duly executed stock powers), so as to make Shareholder the sole owner thereof, free and clear of all claims and encumbrances. The term "Closing" means the date and time of the closing (or such later time as may be agreed in writing by each of the parties hereto) to be held at the offices of Sonfield & Sonfield, Houston, Texas (or such other place as the parties may agree), whereas the parties hereto shall cause the Exchange to be consummated..

..........SECTION 1.03.  Effect of the Exchange.  At the Closing, the effect of the Exchange shall be PaperFree owning KMS as a wholly owned subsidiary of PaperFree.

..........
           ARTICLE IIDELIVERY OF SECURITIES; EXCHANGE OF CERTIFICATES

..........SECTION 2.01.  Delivery of Securities.  At the Closing, by virtue of the Exchange:

                  (a) The number of shares of common stock, no par value, of PaperFree Securities determined by dividing $3,000,000 by the Per Share Market Value (as defined herein) shall be issued in exchange for all KMS Certificates issued and outstanding immediately prior to the Closing
                  "Per Share Market Value" means US $1.25 per share.

                  (b) Each Certificate owned by PaperFree or any direct or indirect wholly owned subsidiary of PaperFree or of KMS immediately prior to the Closing shall be cancelled and extinguished without any conversion thereof, and no payment or distribution shall be made with respect thereto.

..........SECTION 2.02.  Exchange of Certificates.
                        ------------------------

                  (a) At Closing, Shareholder shall deliver to PaperFree all of the Certificates and PaperFree shall deliver to Shareholder all of the PaperFree Securities. Certificates representing the Exchange Consideration shall be transferred by the parties in the amounts described in Exhibit A. Any shareholder of KMS whose Certificates are not delivered at the Closing, shall receive the Exchange Consideration with respect to such Certificates upon their delivery to PaperFree after the Closing.

                  (b) No dividends or other distributions declared or made after the Closing with respect to PaperFree Securities with a record date after the Closing shall be paid to the holder of any unsurrendered Certificate with respect to the shares of PaperFree Securities represented thereby until the holder of such Certificate shall surrender such Certificate.

                  (c) The PaperFree Securities issued in exchange for Certificates in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Certificates.

                  (d) No certificate or scrip representing fractional shares of PaperFree Securities shall be issued upon the surrender or exchange of Certificates.

                  (e) Neither PaperFree nor KMS shall be liable to any holder of shares for any such shares (or dividends or distributions with respect thereto), or cash delivered to a public official pursuant to any abandoned property, escheat or similar law.

                  (f) Each of KMS and PaperFree shall be entitled to deduct and withhold from the Exchange Consideration otherwise payable pursuant to this Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the surviving corporation or PaperFree, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of which such deduction and withholding was made by the Surviving Corporation or PaperFree, as the case may be.

                  (g) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by PaperFree, the posting by such person of a bond, in such reasonable amount as PaperFree may direct, as indemnity against any claim that may be made against it with respect to such Certificate, PaperFree will issue in exchange for such lost, stolen or destroyed Certificate the Exchange Consideration, and any dividends or other distributions to which the holders thereof are entitled.

..........SECTION 2.03.  Stock Transfer Books.  At the Closing, the stock transfer books of KMS shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of KMS.
 From and after the Closing, the holders of Certificates representing Shares outstanding immediately prior to the Closing shall cease to have any rights with respect to such Shares, except as otherwise provided in this Agreement or by law.

..........SECTION 2.04.  Stock Options of KMS.  (a)  All options and warrants of
 KMS (the "KMS Stock Options and Warrants") outstanding, whether or not exercisable and whether or not vested and described in Exhibit A, at the Closing, shall remain outstanding following the Closing. At the Closing, KMS Stock Options and Warrants shall, by virtue of the Exchange and without any further action on the part of KMS or the holder thereof, be assumed by PaperFree in such manner that PaperFree (i) is a corporation
"assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of Section 424 of the Code and the regulations thereunder or (ii) to the extent that Section 424 of the Code does not apply to any such KMS Stock Options and Warrants, would be such a corporation were Section 424 of the Code applicable to such
 KMS Stock Options and Warrants. Each KMS Stock Option assumed by PaperFree (each, a "Substitute Option(s)") shall be exercisable upon the same terms and conditions as under the applicable option agreement issued thereunder, except that (A) each such Substitute
 Option shall be exercisable for, and represent the right to acquire, that whole number of shares of PaperFree Securities (rounded up or down to the nearest whole share) equal to the number of shares of KMS Securities subject to such KMS Stock Option multiplied by the Exchange Ratio; and (B) the option price per share of PaperFree Securities shall be an amount equal to the option price per share of KMS Securities subject to such KMS Stock Option in effect immediately prior to the Closing divided by the Exchange Ratio (the option price per share, as so determined, being rounded upward to the nearest full cent).

                  (b) As soon as practicable after the Closing, PaperFree shall deliver to each holder of an outstanding KMS Stock Option an appropriate notice setting forth such holder's rights pursuant thereto and such KMS Stock Option shall continue in effect on the same terms and conditions (including any anti-dilution provisions, and subject to the adjustments required by this Section 2.04 after giving effect to the Exchange). PaperFree shall comply with the terms of all such KMS Stock Options and Warrants and ensure that KMS Stock Options and Warrants which qualified as incentive stock options under Section 422 of the Code prior to the Closing continue to qualify as incentive stock options after the Closing. PaperFree shall take all corporate action necessary to reserve for issuance a sufficient number of shares of PaperFree Securities for delivery upon exercise of Substitute Options pursuant to the terms set forth in this Section 2.04.


                ARTICLE IIIREPRESENTATIONS AND WARRANTIES OF KMS

..........Except as set forth in this Agreement and disclosed in Exhibit B, KMS hereby represents and warrants to PaperFree that:

..........SECTION 3.01.  Organization and Qualification; Subsidiaries.  KMS is a
 corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such corporate power, have not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect (as defined below). KMS is duly qualified as an Indiana corporation to do business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it, or the nature of its business makes such qualification or licensing, except for such failures to be so qualified or licensed and in good standing that have not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse
Effect. The term "KMS Material Adverse Effect" means any change in or effect on the business of KMS that is materially adverse to the financial condition or results of operations of KMS taken as a whole, except for any such changes or effects resulting from or arising in connection with (i) this Agreement or the transactions contemplated by this Agreement or the announcement hereof, (ii) any changes in economic, regulatory or political conditions or (iii) any issue or condition otherwise known to PaperFree prior to the date of this Agreement.

..........SECTION 3.02.  Certificate of Incorporation and By-Laws.  KMS has
heretofore made available to PaperFree a complete and correct copy of the Certificate of Incorporation and the By-Laws of KMS. Such Certificate of Incorporation and By-Laws are in full force and effect. KMS is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

..........SECTION 3.03.  Capitalization.  Except as indicated on Exhibit A, all
 KMS Securities will be issued and outstanding and will
be validly issued, fully paid and non-assessable and (ii) no shares are reserved for future issuance pursuant to KMS Stock Options
and Warrants. All shares of KMS Securities subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable.  There
are no outstanding contractual obligations of KMS to repurchase, redeem or
otherwise acquire any shares of KMS Securities.   There
are no material outstanding contractual obligations of KMS to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other person.

..........SECTION 3.04.  Authority Relative to this Agreement.  KMS has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Exchange and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by KMS and the consummation by KMS of the Exchange and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of KMS are necessary to authorize this
 Agreement or to consummate the Exchange and the other transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by KMS and, assuming the due authorization, execution and delivery by PaperFree, constitutes a legal, valid and binding obligation of KMS, enforceable against KMS in accordance with its terms.

..........SECTION 3.05.  No Conflict; Required Filings and Consents.  (a)
Except as described on Exhibit B, the execution and delivery of this Agreement by KMS does not, and the performance of this Agreement by KMS will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of KMS, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 3.05(b) have been obtained and all filings and obligations described in Section 3.05(b) have been made, to the best knowledge of KMS after inquiry, conflict with or violate any foreign or domestic law, statute, ordinance, rule, regulation, order, judgment or decree ("Law") applicable to KMS or by which any property or asset of KMS is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of KMS pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clause (iii), for any such conflicts, violations, breaches, defaults or other occurrences that have not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect, and that could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  (b) Except as described on Exhibit B, the execution and delivery of this Agreement by KMS does not, and the performance of this Agreement by KMS will not, require any consent, approval, authorization or permit of, or filing with or notification to, any domestic or foreign governmental or regulatory authority ("Governmental Entity"), except where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect, and could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

..........SECTION 3.06.  Permits; Compliance.
                        -------------------

...................(a) KMS is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for KMS to own, lease and operate its properties or to carry on its business as it is now being conducted KMS(the "KMS Permits"), except where the failure to have, or the suspension or cancellation of, any of KMS Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect, and, as of the date of this Agreement, no suspension or cancellation of any of KMS Permits is pending or, to the knowledge of KMS, threatened, except where the failure to have, or the suspension or cancellation of, any of KMS Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect.

                  (b) To the best knowledge of KMS after inquiry, KMS is not in conflict with, or in default or violation of, (i) any Law applicable to KMS or by which any property or asset of KMS is bound or affected, (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which KMS is a party or by which KMS or any property or asset of KMS is bound or affected or (iii) any KMS Permits, except, in the case of each of
         (i), (ii) and (iii), for any such conflicts, defaults or violations that have not had, and could not reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect.

..........SECTION 3.07.  Absence of Certain Changes or Events.  Since the date of its organization, except as contemplated by or as disclosed in this Agreement, KMS has conducted its businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (a) any material change by
 KMS in its accounting methods, principles or practices,
(b) any declaration, setting aside or payment of any dividend or distribution in respect of the Certificates or any redemption, purchase or other acquisition of any of KMS's securities or (c) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of KMS, except in the ordinary course of business.

..........SECTION 3.08.  Absence of Litigation.  Except as set forth on Exhibit
 B, as of the date of this Agreement, there is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of KMS, threatened against KMS, or any property or asset of KMS, before any court, arbitrator or governmental entity, domestic or foreign, which (i) has had, or could reasonably be expected to have, individually or in the aggregate, a KMS
 Material Adverse Effect on KMS or (ii) seeks to delay or prevent the consummation of any other material transaction contemplated by this
 Agreement.  As of the date of this Agreement, neither
KMS nor any property or asset of KMS is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of KMS, continuing investigation by, any governmental entity, or any order, writ, judgment, injunction, decree, determination or award of any governmental entity or arbitrator having, individually or in the aggregate, a KMS Material Adverse Effect.

..........SECTION 3.09.  Employee Benefit Plans; Labor Matters.  With respect to each employee benefit plan, program, arrangement and contract (including, without limitation, any "employee benefit plan", as defined in section 3(3) of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA")) maintained or contributed to by KMS, or with respect to which KMS could incur liability under section 4069, 4212(c) or 4204 of ERISA (the "KMS Benefit Plans"), KMS has
 made available to PaperFree a true and correct copy of (i) the most recent annual report (Form 5500) filed with the Internal
 Revenue Service (the "IRS"), (ii) a complete copy of such KMS Benefit Plan, (iii) each trust agreement relating to such KMS Benefit
Plan, (iv) the most recent summary plan description for each KMS Benefit Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a KMS Benefit Plan subject to Title IV of ERISA and (vi) the most recent determination letter, if any, issued by the IRS with respect to any KMS Benefit Plan qualified under section 401(a) of the Code.

..........SECTION 3.10.  Contracts. (a)  KMS has furnished to PaperFree the following written contracts and agreements of KMS (such contracts and agreements being "KMS Material Contracts"):

                           (i) each contract and agreement for the purchase or
                  lease of personal property with any supplier or for the furnishing of services to KMS that in each case involves annual payment in excess of US$50,000;

                           (ii) all broker, exclusive dealing or exclusivity,
                  distributor, dealer, manufacturer's representative, franchise, agency, sales promotion and market research agreements involving annual payments in excess of US$100,000, to which KMS is a party or any other KMS Material Contracts that compensates any person other than employees based on any sales by KMS;

                           (iii) all leases and subleases of real property;

                           (iv) all contracts and agreements relating to
                  indebtedness for borrowed money other than trade indebtedness of KMS;

                           (v) all contracts and agreements involving annual
                  payments in excess of US$100,000 with any Governmental Entity to which KMS is a party; and

                           (vi) any other KMS Material Contracts of KMS which is
                  terminable upon or prohibits a change of ownership or control of KMS.

                  (b) Each KMS Material Contract: (i) is valid and binding on KMS and, to the knowledge of KMS, on the other parties thereto, and is in full force and effect, and (ii) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without material penalty or other material adverse consequence. KMS is not in material breach of, or material default under, any KMS Material Contract and, to the knowledge of KMS, no other party to any KMS Material Contract is in material breach thereof or material default thereunder.

..........SECTION 3.11.  Environmental Matters.  Except as would not, individually or in the aggregate, have a KMS Material Adverse Effect:

                  (a) KMS (i) is in compliance with all applicable Environmental Laws (as defined below), (ii) holds all Environmental Permits (as defined below), and (iii) is in compliance with its respective Environmental Permits.

                  (b) KMS has not received any written request for information, or been notified that it is a potentially responsible party, under CERCLA (defined below) or any similar Law of any state, locality or any other jurisdiction.

                  (c) KMS has not entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials (defined below) and, to the knowledge of KMS, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto.

                  (d) None of the real property owned or leased by KMS is listed or, to the knowledge of KMS, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup.

...................For purposes of this Agreement:

                           "CERCLA" means the Comprehensive Environmental
                  Response, Compensation and Liability Act of 1980, as amended as of the date hereof.

                           "Environmental Law(s)" means any federal, state or
                  local statute, law, ordinance, regulation, rule, code or order of the United States, or any other jurisdiction and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials, as in effect as of the date of this Agreement.

                           "Environmental Permits" means any permit, approval,
                  identification number, license and other authorization required under any applicable Environmental Law.

                           "Hazardous Materials" means (a) any petroleum,
                  petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (b) any chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

..........SECTION 3.12.  Trademarks, Patents and Copyrights.  Except as would not, individually or in the aggregate, have a KMS
Material Adverse Effect, KMS owns or possesses adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade dress, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of KMS as currently conducted, and KMS has no knowledge of any assertion or claim challenging the validity of any of the foregoing. To the knowledge of KMS, the conduct of the business of KMS as currently conducted does not and will not conflict in any way with any patent, patent right, license, trademark, trademark right, trade dress, trade name, trade name right, service mark or copyright of any third party that has had, or could reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse
Effect.  To the knowledge of KMS, there are no infringements of any proprietary rights owned by or licensed by or to KMS that have had, or could reasonably be expected to have, individually or in the aggregate, a KMS Material Adverse Effect.

..........SECTION 3.13.  Taxes.  As used in this Agreement, "Taxes" shall mean any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added or gains taxes;
 license, registration and documentation fees; and customers' duties, tariffs and similar charges. Except as for such matters that could not reasonably be expected to have a KMS
Material Adverse Effect, (a) KMS has timely filed or will timely file all returns and reports required to be filed by it with any taxing authority with respect to Taxes for any period ending on or before the Closing, taking into account any extension of time to file granted to or obtained on behalf of KMS , (b) all Taxes shown to be payable on such returns or reports that are due prior to the Closing have been paid or will be paid, or have been included as payables in the books of account of KMS (c) as of the date of this Agreement, no deficiency for any material amount of Tax has been asserted or assessed by a taxing authority against KMS and (d) KMS has provided adequate reserves in their financial statements for any Taxes that have not been paid in accordance with generally accepted accounting principles, whether or not shown as being due on any returns.

..........SECTION 3.14.  State Takeover Statutes.  To the knowledge of KMS, no state takeover statute is applicable to the Exchange or the other transactions contemplated by this Agreement.

..........SECTION 3.15.  Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Exchange or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of KMS.


              ARTICLE IVREPRESENTATIONS AND WARRANTIES OF PAPERFREE

..........Except as set forth in this Agreement and disclosed in Exhibit C,
PaperFree hereby represents and warrants to KMS that:

..........SECTION 4.01.  Organization and Qualification; Subsidiaries.  Each of
PaperFree and each subsidiary of PaperFree (the
"PaperFree Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all corporate requisite power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing or in good standing or to have such corporate power, authority and governmental approvals have not had, and could not reasonably be expected to have, individually or in the aggregate, a PaperFree
 Material Adverse Effect (as defined below).  Each of
PaperFree and PaperFree Subsidiaries is duly qualified or licensed as a foreign corporation to do business and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that have not had, and could not reasonably be expected to have, individually or in the aggregate, a PaperFree Material Adverse Effect.  The term
"PaperFree Material Adverse Effect" means any change in or effect on the business of PaperFree and PaperFree Subsidiaries that is materially adverse to the financial condition or results of operations of PaperFree and PaperFree Subsidiaries taken as a whole, except for any such changes or effects resulting from or in connection with
(i) this Agreement or the transactions contemplated by this Agreement or the announcement hereof, (ii) any changes in economic, regulatory or political conditions, or (iii) any issue or condition otherwise known to KMS prior to the date of this Agreement.

..........SECTION 4.02.  Certificate of Incorporation and By-Laws.  PaperFree
 has heretofore made available to KMS a complete and correct copy of the Certificate of Incorporation and the By-Laws of PaperFree.
 Such Certificates of Incorporation and By-Laws are in full force and effect. PaperFree is not violation of any of the provisions of its Certificate of Incorporation or By-Laws.

         SECTION 4.03. Capitalization. The authorized capital stock of PaperFree consists of (a) 70,000,000 shares of PaperFree Securities, no par value, and (b) 5,000,000 shares of preferred stock. As of the date of this Agreement, (i) 45,869,986 shares of PaperFree Securities are issued and outstanding, all of which are validly issued, fully paid and non-assessable, (ii) except as set out in the Plan referred to and defined in Section 4.07, no shares of PaperFree Securities are held in the treasury of PaperFree or by PaperFree Subsidiaries and (iii) no shares are reserved for future issuance pursuant to stock options. There are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of PaperFree or any PaperFree Subsidiary or obligating PaperFree or any PaperFree Subsidiary to issue or sell any shares of capital stock of, or other equity interests in, PaperFree or any PaperFree Subsidiary. All shares of PaperFree Securities subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of PaperFree or any PaperFree Subsidiary to repurchase, redeem or otherwise acquire any shares of PaperFree Securities or any capital stock of any PaperFree Subsidiary. Each outstanding share of capital stock of each PaperFree Subsidiary is duly authorized, validly issued, fully paid and non-assessable and each such share owned by PaperFree or another PaperFree Subsidiary is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on PaperFree's or such other PaperFree Subsidiary's voting rights, charges and other encumbrances of any nature whatsoever, except where failure to own such shares free and clear would not, individually or in the aggregate, have a PaperFree Material Adverse Effect. There are no material outstanding contractual obligations of PaperFree or any PaperFree Subsidiary to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any PaperFree Subsidiary or any other person. The shares of PaperFree Securities to be issued pursuant to the Exchange in accordance with Section 2.01
(i) will be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statute, PaperFree' Certificate of Incorporation or By-Laws or any agreement to which PaperFree is a party or is bound and (ii) will, when issued, be exempt from registration under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act") and the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act") and exempt from registration under applicable Blue Sky Laws. The shares of PaperFree Securities to be issued pursuant to the Exchange in accordance with Section 2.01 will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such PaperFree Securities):

                  "The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The Securities may not be sold, transferred or assigned in the absence of an effective registration statement for the Securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act."

..........SECTION 4.04.  Authority Relative to this Agreement.  PaperFree has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Exchange and the other transactions contemplated by this Agreement. The execution and delivery of this Agreement by PaperFree and the consummation by PaperFree of the Exchange and the other transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of PaperFree are necessary to authorize this Agreement or to consummate the Exchange and the other transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by PaperFree and, assuming the due authorization, execution and delivery by
 KMS, constitutes a legal, valid and binding obligation of PaperFree, enforceable against PaperFree in accordance with its terms.

..........SECTION 4.05.  No Conflict; Required Filings and Consents.  (a)  The
 execution and delivery of this Agreement by PaperFree does not, and the performance of this Agreement by PaperFree will not, (i)
 conflict with or violate the Certificate of Incorporation or By-laws of PaperFree, (ii) assuming that all consents, approvals, authorizations and other actions described in Section 4.05(b) have been obtained and all filings and obligations described in Section 4.05(b)
 have been made, conflict with or violate any Law applicable to PaperFree or any PaperFree Subsidiary or by which any property or asset of PaperFree or any PaperFree Subsidiary is bound or affected, or (iii) result in any breach of or constitute a default
(or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of PaperFree or any PaperFree Subsidiary pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation, except, with respect to clause (iii), for any such conflicts, violations, breaches, defaults, or other occurrences that have not had, and could not reasonably be expected to have, individually or in the aggregate, a
 PaperFree Material Adverse Effect, and that could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

                  (b) The execution and delivery of this Agreement by PaperFree does not, and the performance of this Agreement by PaperFree will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, has not had, and could not reasonably be expected to have, individually or in the aggregate, a PaperFree Material Adverse Effect, and could not reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by this Agreement.

..........SECTION 4.06.  Permits; Compliance.  (a) Each of PaperFree and
 PaperFree Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for PaperFree or any PaperFree Subsidiary to own, lease and operate its properties or to carry on its business as it is now being conducted (the "PaperFree Permits"), except where the failure to have, or the suspension or cancellation of, any of PaperFree Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a PaperFree
Material Adverse Effect, and, as of the date of this Agreement, no suspension or cancellation of any of PaperFree Permits is pending or, to the knowledge of PaperFree, threatened, except where the failure to have, or the suspension or cancellation of, any of PaperFree Permits has not had, and could not reasonably be expected to have, individually or in the aggregate, a PaperFree Material
Adverse Effect.

                  (b) Neither PaperFree nor any PaperFree Subsidiary is in conflict with, or in default or violation of, (i) any Law applicable to PaperFree or any PaperFree Subsidiary or by which any property or asset of PaperFree or any PaperFree Subsidiary is bound or affected, (ii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which PaperFree or any PaperFree Subsidiary is a party or by which PaperFree or any PaperFree Subsidiary or any property or asset of PaperFree or any PaperFree Subsidiary is bound or affected or (iii) any PaperFree Permits, except, in the case of each of (i), (ii) and (iii), for any such conflicts, defaults or violations that have not had, and could not reasonably be expected to have, individually or in the aggregate, a PaperFree Material Adverse Effect.

         SECTION 4.07. Stock Option Plan On July 27, 2004 PaperFree filed a registration statement on Form S-8 that registered, upon issuance: 600,000 Preferred Series A shares convertible into 1,650,000 common shares; 2,620,000 Warrants in Series to acquire 2,620,000 common shares including 1,000,000 Class A Warrants at US$.02 each, 700,000 Class B Warrants at US$.29 each, 500,000 Class C Warrants at US$.40 each, 220,000 Class D Warrants at US$.58 each, and 200,000 Class E warrants at US$.75 each; and 3,795,000 Common Shares. The Form S-8 registered the 2004 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan. The registration statement as filed with the Security Exchange Commission ("SEC") is incorporated herein by reference and is available on line at http://www.sec.gov.

..........SECTION 4.08.  Absence of Certain Changes or Events.  Since the date of the filing of the Annual Report on Form 10-KSB (the
"Annual Report"), except as contemplated by or as disclosed in this Agreement, or as disclosed in any amendment to the Annual Report, PaperFree and PaperFree Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice and, since such date, there has not been (a) any PaperFree Material Adverse Effect, (b) any material change by PaperFree in its accounting methods, principles or practices, (c) any declaration, setting aside or payment of any dividend or distribution in respect of the Shares or any redemption, purchase or other acquisition of any of PaperFree' securities or (d) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option
(including, without limitation, the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any executive officers of PaperFree or any PaperFree Subsidiary, except in the ordinary course of business consistent with past practice.

..........SECTION 4.09.  Absence of Litigation.  As of the date of this
Agreement, other than disclosed in Exhibit C, there is no litigation, suit, claim, action, proceeding or investigation pending or, to the knowledge of PaperFree, threatened against PaperFree or any PaperFree Subsidiary, or any property or asset of PaperFree or any PaperFree Subsidiary, before any court, arbitrator or Governmental Entity, domestic or foreign, which (i) has had, or could reasonably be expected to have, individually or in the aggregate, a PaperFree Material Adverse Effect or (ii) seeks to delay or prevent the consummation of the Exchange or any other material transaction contemplated by this Agreement. As of the date of this Agreement, neither PaperFree nor any PaperFree
Subsidiary nor any property or asset of PaperFree or any PaperFree Subsidiary is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of PaperFree, continuing investigation by, any Governmental Entity, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity or arbitrator having, individually or in the aggregate, a PaperFree Material
 Adverse Effect.

..........SECTION 4.10.  Employee Benefit Plans.  PaperFree and PaperFree
 Subsidiary presently do not, and have never in the past, maintained or contributed to any employee benefit plan, program, arrangement and contract (including, without limitation, any "employee benefit plan", as defined in section 3(3) of ERISA).

..........SECTION 4.11.  Contracts. (a)  At or before the Closing, PaperFree shall furnish KMS each of the following written contracts and agreements of PaperFree (such contracts and agreements being "PaperFree Material Contracts"):

                           (i) each contract and agreement for the purchase or
                  lease of personal property with any supplier or for the furnishing of services to PaperFree;

                           (ii) all broker, exclusive dealing or exclusivity,
                  distributor, dealer, manufacturer's representative, franchise, agency, sales promotion and market research agreements, to which PaperFree is a party or any other PaperFree Material Contract that compensates any person other than employees based on any sales by PaperFree;

                           (iii) all leases and subleases of real property;

                           (iv) all contracts and agreements relating to
                  indebtedness for borrowed money other than trade indebtedness of PaperFree;

                           (v) all contracts and agreements involving annual
                  payments in excess of US$100,000 with any Governmental Entity to which PaperFree is a party; and

                           (iv) any other PaperFree Material Contract of
                  PaperFree which is terminable upon or prohibits a change of ownership or control of PaperFree.

                  (b) Each PaperFree Material Contract: (i) is valid and binding on PaperFree and, to the knowledge of PaperFree, on the other parties thereto, and is in full force and effect, and (ii) upon consummation of the transactions contemplated by this Agreement, shall continue in full force and effect without material penalty or other material adverse consequence. PaperFree is not in material breach of, or material default under, any PaperFree Material Contract and, to the knowledge of PaperFree, no other party to any PaperFree Material Contract is in material breach thereof or material default thereunder.

..........SECTION 4.12.  Environmental Matters.  Except as disclosed in the
Annual Report or as would not, individually or in the aggregate, have a PaperFree Material Adverse Effect:

                  (a) PaperFree and PaperFree Subsidiaries (i) are in compliance with all applicable Environmental Laws, (ii) hold all Environmental Permits, and (iii) are in compliance with their respective Environmental Permits.

                  (b) None of PaperFree or any PaperFree Subsidiary has received any written request for information, or been notified that it is a potentially responsible party, under CERCLA or any similar Law of any state, locality or any other jurisdiction.

                  (c) None of PaperFree or any PaperFree Subsidiary has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits, or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and, to the knowledge of PaperFree, no investigation, litigation or other proceeding is pending or threatened in writing with respect thereto.

                  (d) None of the real property owned or leased by PaperFree or any PaperFree Subsidiary is listed or, to the knowledge of PaperFree, proposed for listing on the "National Priorities List" under CERCLA, as updated through the date of this Agreement, or any similar list of sites in the United States or any other jurisdiction requiring investigation or cleanup.

..........SECTION 4.13.  Trademarks, Patents and Copyrights.  Except as would not, individually or in the aggregate, have a PaperFree
Material Adverse Effect, PaperFree and PaperFree Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade dress, trade name rights, copyrights, service marks, trade secrets, applications for trademarks and for service marks, know-how and other proprietary rights and information used or held for use in connection with the business of PaperFree and PaperFree Subsidiaries as currently conducted, and PaperFree has no knowledge of any assertion or claim challenging the validity of any of the foregoing. To the knowledge of PaperFree, the conduct of the business of PaperFree and PaperFree Subsidiaries as currently conducted does not and will not conflict in any way with any patent, patent right, license, trademark, trademark right, trade dress, trade name, trade name right, service mark or copyright of any third party that has had, or could reasonably be expected to have, individually or in the aggregate, a PaperFree Material Adverse Effect. To the knowledge of PaperFree, there are no infringements of any proprietary rights owned by or licensed by or to PaperFree or any PaperFree
Subsidiary that have had, or could reasonably be expected to have, individually or in the aggregate, a PaperFree Material Adverse
Effect.

..........SECTION 4.14.  Taxes.  Except for such matters that would not have a
 PaperFree Material Adverse Effect, (a) PaperFree and each of PaperFree Subsidiaries have timely filed or will timely file all returns and reports required to be filed by them with any taxing authority with respect to Taxes for any period ending on or before the Closing, taking into account any extension of time to file granted to or obtained on behalf of PaperFree and PaperFree Subsidiaries,
(b) all Taxes shown to be payable on such returns or reports that are due prior to the Closing have been paid or will be paid, (c)
 as of the date of this Agreement, no deficiency nor any obligation for delinquent taxes, that would constitute a PaperFree Material
 Adverse Effect, has been asserted or assessed by a taxing authority against PaperFree or any of PaperFree Subsidiaries and (d) PaperFree and each of PaperFree Subsidiaries have provided adequate reserves in their financial statements for any Taxes that have not been paid in accordance with generally accepted accounting principles, whether or not shown as being due on any returns.

..........SECTION 4.15.  Accounting and Tax Matters.  To the knowledge of
PaperFree, neither PaperFree nor any of its affiliates has taken or agreed to take any action that would prevent the Exchange from constituting a transaction qualifying under Section 368(a) of the Code. To the knowledge of PaperFree, no agreement, plan, or other circumstance will prevent the Exchange from qualifying under Section 368(a) of the Code.

..........SECTION 4.16.  Brokers.  No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Exchange or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of PaperFree.

..........SECTION 4.17.  Ownership of MD PaperFree Software.  PaperFree has
purchased from Dr. Mark R. Jennings and/or his affiliated companies, exclusive ownership rights to the MD PaperFree software and related documentation, patents, trademark, and intellectual property rights, free and clear of all rights, claims and interests, and therefore has the absolute right to use such software in the operation of PaperFree's business and/or sell all such ownership rights to KMS as provided for herein.


                 ARTICLE VCONDUCT OF BUSINESSES PRIOR TO CLOSING

..........SECTION 5.01.  Conduct of Business by KMS Prior to Closing.  KMS has,
 prior to Closing:

...................(a)      not taken any action except in, the ordinary course
         of business and in a manner consistent with past practice; and

...................(b) preserved substantially intact its business organization, to keep available the services of the current officers, employees and consultants of KMS and to preserve the current relationships of KMS with customers, suppliers and other persons with which KMS has significant business relations.

..........By way of amplification and not limitation, KMS has not:

                  (a) amended or otherwise changed its Certificate of Incorporation or By-Laws or equivalent organizational documents;

                  (b) issued, sold, pledged, disposed of, granted, encumbered, or authorized the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of KMS, or (ii) any material assets of KMS, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declared, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassified, combined, split, subdivided or redeemed, purchased or otherwise acquired, directly or indirectly, any of its capital stock;

                  (e) (i) acquired (including, without limitation, by Exchange, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

                           (ii) incurred any indebtedness for borrowed money or
                  issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

                           (iii) entered into any contract or agreement material
                  to the business, results of operations or financial condition of KMS taken as a whole other than in the ordinary course of business, consistent with past practice; or

                           (iv) entered into or amend any contract, agreement,
                  commitment or arrangement that, if fully performed, would not be permitted under this Section 5.01(e);

                  (f) increased the compensation payable or to become payable to its employees, except for increases in accordance with past practices, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director or employee of KMS, except for employment or severance agreements in accordance with past practice, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director or employee; or

                  (g) taken any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures.

..........SECTION 5.02.  Conduct of Business by PaperFree Prior to Closing.
Prior to Closing, PaperFree has:

...................(a) not taken any action with respect to PaperFree and
         PaperFree Subsidiaries, except in the ordinary course of business and in a manner consistent with past practice; and

...................(b) used its reasonable best efforts to preserve substantially intact its business organization, to keep available the services of the current officers, employees and consultants of PaperFree and PaperFree Subsidiaries and to preserve the current relationships of PaperFree and PaperFree Subsidiaries with customers, suppliers and other persons with which PaperFree or any PaperFree Subsidiary has significant business relations.

..........By way of amplification and not limitation, except as contemplated by this Agreement, neither PaperFree nor any PaperFree Subsidiary has, prior to Closing, directly or indirectly, done, or proposed to do, any of the following:

                  (a) amend or otherwise change its Certificate of Incorporation or By-Laws or equivalent organizational documents;

                  (b) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of PaperFree or any PaperFree Subsidiary (except for the issuance of shares of PaperFree Securities issuable pursuant to PaperFree Stock Options outstanding on the date of this Agreement or the issuance in the ordinary course of business and consistent with past practice, or (ii) any material assets of PaperFree or any PaperFree Subsidiary, except in the ordinary course of business and in a manner consistent with past practice;

                  (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

                  (d) reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

                  (e) (i) acquire (including, without limitation, by Exchange, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice;

                           (ii) incur any indebtedness for borrowed money or
                  issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

                           (iii) enter into any contract or agreement material
                  to the business, results of operations or financial condition of PaperFree and PaperFree Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice; or

                           (iv) enter into or amend any contract, agreement,
                  commitment or arrangement that, if fully performed, would not be permitted under this Section 5.02(e);

                  (f) increase the compensation payable or to become payable to its officers or employees, except for increases in accordance with past practices in salaries or wages of employees of PaperFree or any PaperFree Subsidiary who are not officers of PaperFree, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of PaperFree or any PaperFree Subsidiary, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee; or

                  (g) take any action, other than reasonable and usual actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures.


                         ARTICLE VIADDITIONAL AGREEMENTS

         SECTION 6.01. Filing of Form 8-K. Not later than four days after the execution of this Agreement, PaperFree will procure the prompt preparation and file with the SEC appropriate notice describing this Agreement on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

         SECTION 6.02. Filing of Amended Form 8-K. Not later than four days after the Closing, management of PaperFree will procure the prompt preparation and file with the SEC appropriate notice describing this transaction on Form 8-K or other applicable form, and otherwise comply with the provisions of the Securities Exchange Act of 1934.

         SECTION 6.03. Preparation of Disclosure Statement. Immediately after the Closing, new management of KMS will procure the preparation of a disclosure statement containing the necessary information to comply with Rule 15(c)2(11) promulgated by the SEC pursuant to the Securities Exchange Act of 1934 and file such forms with one or more firms who are members of the National Association of Securities Dealers, Inc. ("NASD") and with NASD as are necessary to effect the quotation of PaperFree' securities in the NASD Electronic Bulletin Board System.

..........SECTION 6.04.  Access to Information; Confidentiality.  Except as
required pursuant to any confidentiality agreement or similar agreement or arrangement to which PaperFree or KMS or any of their respective subsidiaries is a party or pursuant to applicable Law, from the date of this Agreement to the Closing, PaperFree and KMS shall (and shall cause their respective subsidiaries to): (i) provide to the other (and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, "Representatives") access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of the other and its subsidiaries and to the books and records thereof and (ii) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of the other party and its subsidiaries as the other party or its Representatives may reasonably request.

         SECTION 6.05. Change of Corporate Name. After the Closing, PaperFree may at its discretion, take the appropriate corporate action to change the name of KMS Computer Services, Inc. to another appropriate name selected by management of PaperFree.

         SECTION 6.06. Application to Standard & Poor's. Management of PaperFree shall promptly make application to the Standard & Poor's editorial board to approve PaperFree for a full description in Standard & Poor's Standard Corporation Manual, Standard & Poor's Daily News Section, coverage of PaperFree as part of the S&P Market Access Program and coverage on Standard & Poor's Internet Site, www.advisorinsight.com, as well as S&P Marketscope and the S&P Stock Guide database.

         SECTION 6.07. Filing of Second Amended Form 8-K. Within 71 days after the original amended report on Form 8-K must be filed, management of PaperFree will prepare and file with the SEC an amendment to the Form 8-K described in
Section 6.02 above that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X for the periods specified in Rule 3.05(b).

..........SECTION 6.08.  Further Action; Consents; Filings.  Upon the terms and subject to the conditions hereof, each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the Exchange and the other transactions contemplated by this Agreement, (ii) obtain from Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by PaperFree or KMS or any of their subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Exchange and the other transactions contemplated by this Agreement, and (iii) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement, the Exchange and the other transactions contemplated by this Agreement required under (A) the Exchange Act and the Securities Act and the rules and regulations thereunder and any other applicable federal or state securities Laws and (B) any other applicable Law. The parties hereto shall cooperate with each other in connection with the making of all such filings, including by providing copies of all such documents to the non-filing party and its Representatives prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

         SECTION 6.09. Board of Directors and Officers of KMS. After the Closing, as the sole shareholder of KMS shall have caused the appointment of persons designated by PaperFree, to the Board of Directors of KMS followed by the resignation of all other officers and directors.
..........
..........SECTION 6.10.  Public Announcements.  The initial press release relating to this Agreement shall be a joint press release, the text of which has been agreed to by each of PaperFree and KMS.

..........SECTION 6.11.  Conveyance Taxes.  PaperFree shall be liable for and shall hold KMS and the holders of KMS Securities who are holders of KMS Securities immediately prior to the Closing harmless against any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp Taxes, any transfer, recording registration, and other fees, and any similar Taxes which become payable in connection with the transactions contemplated by this Agreement. The parties acknowledge that this Section
6.11 is specifically intended to benefit the holders of KMS Securities who are holders of KMS Securities immediately prior to the
Closing.

..........SECTION 6.12 Personal Guarantees.   On or before one hundred and
twenty (120) days after the Closing PaperFree will cause the Shareholder's personal guarantees to be released from any and all obligations of KMS to banks or other commercial lenders.

..........SECTION 6.13.     Capital Funding.
                           ---------------

(a)......After the Closing, PaperFree shall provide capital for the continuing operations of KMS in the amounts and at the times specified in Exhibit H attached hereto.

         (b) the above mentioned capital shall be used, to fund (i) the payment of all existing debts of KMS; (ii) continuing operations of KMS and PaperFree;(iii) the KMS indebtedness to the Shareholder; and (iv) the acquisition of the DBC assets as described in section 6.15 herein.

         (c) Such payments shall occur as capital funding permits and the timing of such payments shall be in the absolute discretion of the finance committee created in section 6.18 below. The payments of the items described in this sub section 6.13(b) shall be completed on before the expiration of 180 days after the Closing.

         SECTION 6.14. Employment Agreement. On or before the expiration of thirty (30) days after the Closing, PaperFree shall execute and deliver employment agreement containing terms substantially as specified in Exhibit I hereto.

         SECTION 6.15. Acquisition of DBC Corporation. On or before the expiration of ninety (90) days after the Closing, Shareholder shall have caused PaperFree to acquire all of the assets of DBC Corporation, free and clear of any claims, liens, obligations or security interests. The assets acquired shall include, but not be limited to,(i) Physicians Management System software, (ii) Occupation Medical Clinic software, (iii) Patient Tracker software, and (iv) all patents, trademarks and intellectual property rights thereto. PaperFree shall provide, on a timely basis, adequate funding for the acquisition of the assets of DBC Corporation. The consideration for the acquisition of such assets shall be reasonably acceptable to PaperFree.

         SECTION 6.16. Security Agreement. At the Closing, the parties shall enter into a Security Agreement in the form of Exhibit K (which shall survive termination of this Agreement), which is attached hereto. The Security Agreement shall provide for the granting of a security interest of each party to the other of the PaperFree Securities and Certificates respectively transferred, in accordance with the terms of this Agreement and for duties and obligations of the parties in the event of termination of this Agreement.

Such Security Agreement shall also provide for a termination of the Security Agreement upon the completion of the agreements and obligations described in this Article VI.

         SECTION 6.17 Note Payable. Upon Closing, KMS shall execute a note in the form of the Note attached hereto as Exhibit J in favor of PaperFree.

         SECTION 6.18. Finance Committee. Upon Closing, a joint finance committee shall be created by KMS and PaperFree, composed of Kim Allbaugh and William L. Sklar (or their replacements as determined by PaperFree from time to time) as the PaperFree designees. The joint committee's duties shall include the review, approval and oversight of the financial operations of KMS and PaperFree. Said joint financial committee shall meet not less often than monthly. A monthly operational expense budget summary for both KMS and PaperFree shall be prepared and circulated to the board of directors. The PaperFree corporate checking accounts shall have one signature only: William L. Sklar, President. The operational budget will require unanimous approval of the finance committee or, in the absence of such unanimous approval, the majority approval of the board of directors of PaperFree.

         SECTION 6.19 LEASE. On or before the expiration of 30 days after the Closing, PaperFree shall enter into a lease with KMS LLC in accordance with terms to be agreed between the parties including but not limited to the following terms. (i) lease of the premises at 121 Sycamore Street, Kokomo Indiana, (ii) for a term of 18 years commencing on October 1, 2003 (iii) said lease to be net of utilities, taxes and insurance, (iv) monthly rent for the full term of the lease shall be US$10,000 per month without escalation, (v) in accordance with the terms of section 6.13 the delinquent lease payments due for the period of October 2003 through February 2005 shall be made to KMS, LLC (vi) in the event, the Purchase Agreement is terminated and the lease shall also terminate.

         SECTION 6.20 Payment of Compensation of Counsel for KMS. On or before the expiration of 30 days after the Closing, PaperFree shall pay Thirty-Five Thousand Dollars ($35,000.00) in certified funds to William J. Tucker as compensation for his services related to the completion of this Agreement on behalf of KMS.


                      ARTICLE VIICONDITIONS TO THE EXCHANGE

         SECTION 7.01. Conditions to the Obligations of Each Party. The obligations of KMS, PaperFree and Shareholder to consummate the Exchange are subject to the satisfaction or waiver (where permissible) of the following conditions:

                  (a) this Agreement and the issuance of the Exchange Consideration pursuant to the terms of the Exchange, as the case may be, contemplated hereby shall have been approved and adopted by the requisite affirmative vote of (i) the shareholders of KMS under the laws of its jurisdiction of organization and KMS's Certificate of Incorporation and (ii) the board of directors of PaperFree in accordance with the rules of the NASDAQ Over the Counter, the laws of its jurisdiction of organization and PaperFree's Certificate of Incorporation;

                  (b) no Governmental Entity or court of competent jurisdiction located or having jurisdiction in the United States shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award (an "Order") which is then in effect and has the effect of making the Exchange illegal or otherwise prohibiting consummation of the Exchange; and

                  (c) all consents, approvals and authorizations legally required to be obtained to consummate the Exchange shall have been obtained from and made with all Governmental Entities.

...................(d) this Agreement is intended to constitute a "plan of reorganization" within the meaning of section 1.368-2(g) of the income tax regulations promulgated under the Code. From and after the date of this Agreement and until the Closing, each party hereto shall use its reasonable best efforts to cause the Exchange to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Exchange from qualifying, as a reorganization under the provisions of section 368(a) of the Code. Following the Closing, neither PaperFree nor any of its affiliates shall knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could cause the Exchange to fail to qualify as a reorganization under section 368(a) of the Code.


         SECTION 7.02. Conditions to the Obligations of PaperFree . The obligations of PaperFree to consummate the Exchange are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

                  (a) to the best of KMS's knowledge and belief, each of the representations and warranties of KMS contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except where failure to be so true and correct would not have a KMS Material Adverse Effect, and except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except where failure to be so true and correct would not have a KMS Material Adverse Effect, and PaperFree shall have received a certificate of the Chief Executive Officer of KMS substantially in the form of Exhibit E to such effect;

                  (b) KMS shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, except where the failure to so comply would not have a KMS Material Adverse Effect;

                  (c) PaperFree shall have received an investment representation from the Shareholder substantially in the form of Exhibit F;

                  (d) The consummation of the transactions contemplated by this Agreement shall have been approved at or before the Closing by the affirmative vote of KMS, and shall have received any other shareholder approval necessary to the consummation of the transactions contemplated by this Agreement;

                  (e) PaperFree shall have received on the date of Closing an opinion, dated the day of Closing, of counsel for KMS in form and substance satisfactory to counsel for PaperFree, to the effect that:

                           (i) KMS is a corporation validly existing and in good
                  standing under the laws of its jurisdiction of organization with all requisite power and authority to own, lease, license, and use their respective properties and assets and to carry on the business in which each is now engaged.

                           (ii) All necessary proceedings of KMS have been duly
                  taken to authorize the execution, delivery, and performance of this Agreement by KMS.

                           (iii) KMS has all requisite corporate power and
                  authority to execute, deliver, and perform this Agreement, and this Agreement has been duly authorized, executed, and delivered by KMS, constitutes the legal, valid, and binding obligation of KMS, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to KMS in accordance with its terms.

                           (iv) The execution, delivery, and performance of this
                  Agreement by KMS will not violate or result in a breach of any term of KMS's charter document or by-laws; and the execution, delivery, and performance of this Agreement by KMS will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any terms of any agreement to which KMS is a party.

                           (v) After reasonable investigation, such counsel has
                  no actual knowledge of any consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal which is required of KMS for the execution, delivery, or performance of this Agreement by KMS.

                           (vi) After reasonable investigation, such counsel has
                  no actual knowledge of any litigation, arbitration, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to KMS, or any of its business, properties, or assets that (i) can reasonably be expected to result in any materially adverse change in the financial condition, results of operations, business, properties, liabilities, or future prospects of KMS taken as a whole or (ii) seeks to prohibit or otherwise challenge the consummation of the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto, except as disclosed in this Agreement.

                           (vii) The consummation of the transactions
                  contemplated by this Agreement has been approved at or before the Closing by the holders of KMS's common stock, and has received any other shareholder approval necessary to the consummation of the transactions contemplated by this Agreement.

                  In giving such opinions, such counsel may state that their opinion and belief are based upon their participation in the preparation of the Agreement and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but is without independent check or verification except as specified.

                  (f) KMS shall take all action necessary to cause KMS to perform its obligations under this Agreement and to consummate the Exchange on the terms and subject to the conditions set forth in this Agreement.

                  (g) Shareholder as the owner of a majority of the shares of KMS Securities, Shareholder agrees to vote his shares of KMS Securities in favor of approving this Agreement and the transactions contemplated hereby and not to approve or support any competing transaction,


         SECTION 7.03. Conditions to the Obligations of KMS. The obligations of KMS to consummate the Exchange are subject to the satisfaction or waiver (where permissible) of the following additional conditions:

                  (a) each of the representations and warranties of PaperFree contained in this Agreement shall be true and correct as of the Closing, as though made on and as of the Closing, except where the failure to be so true and correct would not have a PaperFree Material Adverse Effect, and except that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except where the failure to be so true and correct would not have a PaperFree Material Adverse Effect, and KMS shall have received a certificate of the Chief Executive Officer or Chief Financial Officer of PaperFree substantially in the form of Exhibit D to such effect;

                  (b) PaperFree shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing, except where the failure to comply would not have a PaperFree Material Adverse Effect;

                  (c) KMS shall have received on the Closing Date an opinion, dated the Closing Date, of counsel for PaperFree in form and substance satisfactory to counsel for KMS, to the effect that:

                           (i) PaperFree is a corporation validly existing and
                  in good standing under the laws of its jurisdiction of organization with all requisite power and authority to own, lease, license, and use their respective properties and assets and to carry on the business in which each is now engaged.

                           (ii) All necessary proceedings of PaperFree have been
                  duly taken to authorize the execution, delivery, and performance of this Agreement by PaperFree.

                           (iii) PaperFree has all requisite corporate power and
                  authority to execute, deliver, and perform this Agreement, and this Agreement has been duly authorized, executed, and delivered by PaperFree, constitutes the legal, valid, and binding obligation of PaperFree, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) is enforceable as to PaperFree in accordance with its terms.

                           (iv) The execution, delivery, and performance of this
                  Agreement by PaperFree will not violate or result in a breach of any term of PaperFree's Certificate of Incorporation or By-Laws; and the execution, delivery, and performance of this Agreement by PaperFree will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any terms of any agreement to which PaperFree is a party.

                           (v) After reasonable investigation, such counsel has
                  no actual knowledge of any consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal which is required of PaperFree for the execution, delivery, or performance of this Agreement by PaperFree.

                           (vi) After reasonable investigation, such counsel has
                  no actual knowledge of any litigation, arbitration, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to PaperFree, or any of their respective business, properties, or assets that (i) can reasonably be expected to result in any materially adverse change in the financial condition, results of operations, business, properties, liabilities, or future prospects of PaperFree taken as a whole or (ii) seeks to prohibit or otherwise challenge the consummation of the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto, except as disclosed in this Agreement.

                           (vii) the Shares to be issued by PaperFree hereunder
                  have been duly authorized and, when issued and when delivered to KMS Shareholders as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;
...................(d) PaperFree shall take all action necessary to cause
         PaperFree to perform its obligations under this Agreement and to consummate the Exchange on the terms and subject to the conditions set forth in this Agreement.

                  In giving such opinions counsel for PaperFree may state that their opinion and belief are based upon their participation in the preparation of the Agreement and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but is without independent check or verification except as specified.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

         SECTION 8.01. Non-Survival of Representations, Warranties and Agreements. All applicable terms including the representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall survive the Closing and termination of this Agreement.

         SECTION 8.02. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by cable, telecopy, facsimile, telegram or telex or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.02):

                  if to PaperFree:

                           PaperFree Medical Solutions, Inc.
                           121 West Sycamore Street
                           Kokomo, Indiana 46901
                           Attn:  William L. Sklar, President


              with a copy to (which shall not constitute notice to such party):

                           Robert L. Sonfield, Jr., Esq.
                           Sonfield & Sonfield
                           770 South Post Oak Lane
                           Houston, Texas  77056-1937

                  if to KMS:

                           KMS Computer Services, Inc.
                           905 Bellevue Place
                           Kokomo, Indiana 46901
                           Attn:  Kim Allbaugh, President & CEO

                  with a copy to (which shall not constitute notice to KMS):

                           William J. Tucker, Esq.
                           William J. Tucker & Associates
                           429 N. Pennsylvania St., Suite 400
                           Indianapolis, IN 46204-1816

         SECTION 8.03. Certain Definitions. For purposes of this Agreement, the term:

                  (a) "affiliate" of a specified person means a person who directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such specified person;

                  (b) "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise;

                  (c) "knowledge" means, with respect to any matter in question, that the executive officers of KMS or PaperFree, as the case may be, have actual knowledge of such matter;

                  (d) "person" means an individual, corporation, partnership, limited partnership, syndicate, person (including, without limitation, a "person" as defined in section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government; and

                  (e) "subsidiary" or "subsidiaries" of any person means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

         SECTION 8.04. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

         SECTION 8.05. Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 8.06. Incorporation of Documents and Exhibits. All documents furnished by KMS pursuant to Section 3.10 and all documents furnished by PaperFree pursuant to Section 4.11 and all exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         SECTION 8.07. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

         SECTION 8.08. Situs, Jurisdiction and the Governing Law. The situs of this Agreement, all agreements attached hereto, and all other related agreements, is Indianapolis, Indiana. State and Federal Courts in Indianapolis, Indiana are hereby recognized by the parties as having competent and exclusive jurisdiction with respect to any actions by any party for enforcement of this Agreement, all agreements attached hereto, and all related agreements. This Agreement, all agreements attached hereto, and all related agreements, shall be interpreted and construed in accordance with the laws of the State of Indiana.

         SECTION 8.09. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 8.10. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         SECTION 8.11. Entire Agreement. This Agreement (including the Exhibits) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         IN WITNESS WHEREOF, PaperFree, Shareholder, and KMS have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ATTEST:                                              PAPERFREE MEDICAL SOLUTIONS, INC.

By: _______________________________                  By: ________________________________
          William L. Sklar, Secretary                     William L. Sklar, Chief Executive Officer


ATTEST                                               KMS COMPUTER SERVICES, INC.


Name: _______________________________                 By: ________________________________
Title:                                                        Kim Allbaugh, President & Chief Executive Officer
      --------------------------------------

                                                      KIM ALLBAUGH, SHAREHOLDER

                                                       By:  _______________________________
                                                                Kim Allbaugh, Shareholder
